UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): February 3, 2009

CELL THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Washington	001-12465	91-1533912
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

501 Elliott Avenue West, Suite 400

Seattle, Washington 98119

(Address of principal executive offices)

Registrant’s telephone number, including area code: (206) 282-7100

Not applicable

(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Cell Therapeutics, Inc. (the “Company”) entered into a letter agreement dated January 29, 2009 (the “Letter Agreement”) with Midsummer Investment, Ltd., SCO Capital Partners, LLC, Context Opportunistic Master Fund, LP, Context Capital Management, LLC, ALTMA Fund SICAV PLC in Respect of the Grafton Sub Fund, Rockmore Investment Master Fund Ltd., TRUK Opportunity Fund, LLC, TRUK International Fund, LP, McMahan Securities Co. L.P., Tewksbury Investment Fund Ltd., Whitebox Hedged High Yield Partners, LP and Whitebox Combined Partners, LP (the “Participating Holders”). The last to sign of the Participating Holders signed on February 3, 2009, thereby establishing satisfaction of a percentage participation closing condition. Pursuant to the Letter Agreement, on February 4, 2009 the Company issued to the Participating Holders a total of 6,634 shares of newly-issued Series F Preferred Stock of the Company (with a Stated Value of $6,634,000) in exchange for a total of 6,634 shares of outstanding Series A 3% Convertible Preferred Stock, Series B 3% Convertible Preferred Stock and Series C 3% Convertible Preferred Stock of the Company surrendered by the respective Participating Holders (200 shares of Series A 3% Convertible Preferred Stock, 2,150 shares of Series B 3% Convertible Preferred Stock and 4,284 shares of Series C 3% Convertible Preferred Stock). Each of the holders of the Company’s outstanding Series A 3% Convertible Preferred Stock, Series B 3% Convertible Preferred Stock, Series C 3% Convertible Preferred Stock and Series D 7% Convertible Preferred Stock were given the opportunity to enter into the Letter Agreement; there were a total of 8,052 shares outstanding in the four series before the transaction.

The Series F Preferred Stock has no fixed dividend rate, has an initial liquidation preference of $1,000 per share, and if and when it becomes convertible, shall be convertible into Common Stock at the option of the holder at a conversion price of $0.14 per share. Accordingly, the 6,634 shares of Series F Preferred Stock would be convertible into a total of 47,385,714 shares of Common Stock. The Series F Preferred Stock becomes convertible on the later of April 1, 2009 or the day the Company’s authorized number of shares of Common Stock is increased.

Each share of Series F Preferred Stock votes together with all other shares of Common Stock and Preferred Stock as if part of a single class and is entitled to 7,142.9 votes per share of Series F Preferred Stock in any such vote.

The holders of Series F Preferred Stock do not have optional redemption rights, either event-based or time-based. The Company has the optional right to redeem the Series F Preferred Stock for its stated value ($1,000 per share) after December 31, 2009 or after the day the Company’s Common Stock has held a $0.28 market price for 10 consecutive trading days, whichever comes earlier.

Under the Letter Agreement, the Participating Holders gave releases and consents and agreed to vote their Series F Preferred Stock in favor of the Company’s proposals to increase the authorized number of shares of Common Stock and to effect a reverse stock split.

The description of the terms and conditions of the Letter Agreement and the Series F Preferred Stock set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of each of the Letter Agreement and the Articles of Amendment designating and creating the Series F Preferred Stock, which are attached hereto as Exhibit 10.1 and 3.1, respectively.

The offer and issuance of the Series F Preferred Stock were, and the offer and issuance of the shares of Common Stock ultimately underlying them will be, exempted by Securities Act Section 3(a)(9) from the Securities Act’s registration requirement.

In addition, in a separate transaction, the Company entered into a letter agreement dated February 4, 2009 (the “RHP Letter Agreement”) with RHP Master Fund Ltd. (“RHP”), calling for the Company to issue 4,000,000 shares of newly-issued Common Stock in exchange for RHP’s 250 shares of Series A 3% Convertible Preferred Stock of the Company. This RHP exchange transaction was consummated on February 4, 2009. The description of the terms and conditions of the RHP Letter Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the RHP Letter Agreement, which is attached hereto as Exhibit 10.2.

The offer and issuance of the shares of Common Stock in the RHP exchange transaction were exempted by Securities Act Section 3(a)(9) from the Securities Act’s registration requirement.

Item 3.02	Unregistered Sales of Equity Securities

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

On February 4, 2009, the Company issued 6,634 shares of Series F Preferred Stock to the Participating Holders pursuant to the Letter Agreement.

On February 4, 2009, the Company issued 4,000,000 shares of Common Stock to RHP pursuant to the RHP Letter Agreement.

Item 3.03	Material Modification to Rights of Security Holders

The issuance on February 4, 2009 of shares of Series F Preferred Stock of the Company, as described in the first paragraph of Item 1.01 of this Current Report on Form 8-K and which description is incorporated herein by reference, affected the Company’s Common Stock by virtue of the Series F Preferred Stock’s liquidation, dividend, voting, protective-provision and other relevant rights, preferences, privileges and restrictions. The information provided in the second, third and fourth paragraphs of Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The description of the rights, preferences, privileges and restrictions of the Series F Preferred Stock set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Articles of Amendment designating and creating the Series F Preferred Stock, which is attached hereto as Exhibit 3.1.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 3, 2009, the Company filed, with the Secretary of State of the State of Washington, Articles of Amendment to Amended and Restated Articles of Cell Therapeutics, Inc.—Designation of Preferences, Rights and Limitations of Series F Preferred Stock. These Articles of Amendment designated and created the Company’s Series F Preferred Stock. The information provided in the second, third and fourth paragraphs of Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The description of the rights, preferences, privileges and restrictions of the Series F Preferred Stock set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Articles of Amendment designating and creating the Series F Preferred Stock, which is attached hereto as Exhibit 3.1.

Item 8.01	Other Events

From time to time the Company makes public announcements regarding the number of shares of its Common Stock, no par value, which are issued and outstanding. As of February 6, 2009, the Company had 321,839,943 shares of such Common Stock issued and outstanding.

The information provided in the eighth paragraph of Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. Separately, on February 4, 2009 the Company and RHP settled the litigation which RHP had been conducting against the Company with regard to Series A 3% Convertible Preferred Stock, and gave releases to each other.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Articles of Amendment to Amended and Restated Articles of Cell Therapeutics, Inc.—Designation of Preferences, Rights and Limitations of Series F Preferred Stock (filed February 3, 2009)

10.1	Letter agreement, dated January 29, 2009 (as amended), sent by Cell Therapeutics, Inc. and later countersigned and returned by Midsummer Investment, Ltd., SCO Capital Partners, LLC, Context Opportunistic Master Fund, LP, Context Capital Management, LLC, ALTMA Fund SICAV PLC in Respect of the Grafton Sub Fund, Rockmore Investment Master Fund Ltd., TRUK Opportunity Fund, LLC TRUK International Fund, LP, McMahan Securities Co. L.P., Tewksbury Investment Fund Ltd., Whitebox Hedged High Yield Partners, LP and Whitebox Combined Partners, LP

10.2	Letter agreement, dated February 4, 2009, by and between Cell Therapeutics, Inc. and RHP Master Fund Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELL THERAPEUTICS, INC.

Date: February 9, 2009	By:	/s/ Louis A. Bianco
Louis A. Bianco
Executive Vice President, Finance and Administration

EXHIBIT INDEX

Exhibit No.	Description

3.1	Articles of Amendment to Amended and Restated Articles of Cell Therapeutics, Inc.—Designation of Preferences, Rights and Limitations of Series F Preferred Stock (filed February 3, 2009)

10.1	Letter agreement, dated January 29, 2009 (as amended), sent by Cell Therapeutics, Inc. and later countersigned and returned by Midsummer Investment, Ltd., SCO Capital Partners, LLC, Context Opportunistic Master Fund, LP, Context Capital Management, LLC, ALTMA Fund SICAV PLC in Respect of the Grafton Sub Fund, Rockmore Investment Master Fund Ltd., TRUK Opportunity Fund, LLC, TRUK International Fund, LP, McMahan Securities Co. L.P., Tewksbury Investment Fund Ltd., Whitebox Hedged High Yield Partners, LP and Whitebox Combined Partners, LP

10.2	Letter agreement, dated February 4, 2009, by and between Cell Therapeutics, Inc. and RHP Master Fund Ltd.